TIP INSTITUTIONAL FUNDS
                           (formerly, The Solon Funds)

           Turner Short Duration Government Funds - One Year Portfolio Turner Short Duration Government Funds - Three Year Portfolio

                        Supplement Dated January 23, 1998
                      to the Prospectus Dated July 1, 1997

This Supplement provides new and additional information beyond that contained in the Prospectus, and should be read in conjunction with such Prospectus.

At a Shareholder meeting held on December 29, 1997, and adjourned until January 22, 1998, the Shareholders of TIP Institutional Funds (the "Trust") replaced Solon Asset Management, L.P. ("Solon"), as investment adviser for the Trust's Turner Short Duration Government Funds (formerly, the Solon Short Duration Government Funds) (the "Funds") with Turner Investment Partners, Inc. In addition, effective January 1, 1998, SEI Fund Resources became the administrator for the Funds. Also, CoreStates Bank, N.A. became Custodian for the Funds and DST Systems, Inc., became the transfer agent for the Funds.

In connection with these changes, the following information replaces the information in the "Management of the Funds" section on page 5 of the
Prospectus:

The Adviser

Turner Investment Partners, Inc., is a professional investment management firm founded in March, 1990. Robert E. Turner is the Chairman and controlling shareholder of the Adviser. As of September 30, 1997, the Adviser had discretionary management authority with respect to approximately $2.3 billion of assets. The Adviser has provided investment advisory services to investment companies since 1992. The principal business address of the Adviser is 1235 Westlakes Drive, Suite 350, Berwyn, Pennsylvania 19312.

The Adviser serves as the investment adviser for the Fund under an investment advisory agreement (the "Advisory Agreement"). Under the Advisory Agreement, the Adviser makes the investment decisions for the assets of the Fund and continuously reviews, supervises and administers the Fund's investment program, subject to the supervision of, and policies established by, the Trustees of the Trust.

For its services, the Adviser is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of .25% of the average daily net assets of each Fund. The Adviser has voluntarily agreed to waive all or a portion of its fee and to reimburse expenses of the Funds in order to limit their total operating expenses of each Fund (as a percentage of average daily net assets on an annualized basis) to not more than .36%. The Adviser reserves the right, in its sole discretion, to terminate these voluntary fee waivers and reimbursements at any time.

James L. Midanek, a Fixed Income Portfolio Manager at Turner, is the portfolio manager of the Funds. Mr. Midanek joined Turner Investment Partners, Inc., in 1997. Prior to joining Turner in 1997, Mr. Midanek was Chief Investment Officer of Solon Asset Management, L.P., which he founded in 1989, and Portfolio Manager of the Funds. From 1992 to 1994, Mr. Midanek was Chief Investment Officer of the Fixed Income Group of Montgomery Asset Management, L.P., where he managed four institutional fixed income funds.

The Administrator

SEI Fund Resources (the "Administrator") provides the Trust with administrative services, including regulatory reporting and all necessary office space, equipment, personnel, and facilities.


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For these administrative services, the Administrator is entitled to a fee from each Fund, which is calculated daily and paid monthly, at an annual rate of .08% of the Fund's average daily net assets for the first year. Thereafter, each Fund will pay administrative fees at an annual rate of .10% of that Fund's average daily net assets up to $250 million, .08% on the next $250 million of such assets, and .07% of such assets in excess of $500 million. The Funds are subject to a minimum annual fee of $75,000 for the first class of shares and $15,000 for each additional class of shares, which may be reduced at the sole discretion of the Administrator.

Custodian

CoreStates Bank, N.A., Broad and Chestnut Streets, P.O. Box 7618, Philadelphia, Pennsylvania 19101, acts as the custodian (the "Custodian") of the Trust. The Custodian holds cash, securities and other assets of the Trust as required by the Investment Company Act of 1940, as amended (the "1940 Act").

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In connection with the foregoing changes, the "How to Redeem" section on page 9 and the "How Net Asset Value is Determined" and "Dividends and Distributions" sections on page 10, are replaced with the following:

PURCHASE AND REDEMPTION OF SHARES

Purchases and redemptions may be made through the Transfer Agent on each day that the New York Stock Exchange is open for business ("Business Day"). Investors may purchase and redeem shares of the Fund directly through the Transfer Agent at: TIP Institutional Funds, P.O. Box 419805, Kansas City, Missouri 64141-6805, by mail or wire transfer. All shareholders may place orders by telephone; when market conditions are extremely busy, it is possible that investors may experience difficulties placing orders by telephone and may wish to place orders by mail. Purchases and redemptions of shares of the Fund may be made on any Business Day. Certain brokers assist their clients in the purchase or redemption of shares and charge a fee for this service in addition to a Fund's public offering price.

The minimum initial investment in the Fund is $100,000 and subsequent purchases must be at least $1,000. The Distributor may waive these minimums at its discretion. No minimum applies to subsequent purchases effected by dividend reinvestment.

Purchases by Mail

An account may be opened by mailing a check or other negotiable bank draft (payable to the name of the appropriate Fund) for $100,000 or more, together with a completed Account Application to: TIP Institutional Funds, P.O. Box 419805, Kansas City, Missouri 64141-6805. Third-Party checks, credit cards, credit card checks and cash will not be accepted. When purchases are made by check (including certified or cashier's checks), redemption proceeds will not be forwarded until the check providing for the investment being redeemed has cleared (which may take up to 15 days). Subsequent investments may also be mailed directly to the Transfer Agent.

Purchases by Wire Transfer

Shareholders having an account with a commercial bank that is a member of the Federal Reserve System may purchase shares of the Funds by requesting their bank to transmit funds by wire to: United Missouri Bank of Kansas, N.A.; ABA #10-10-00695; for Account Number 98-7060-116-8; Further Credit: [_____________
Fund]. The shareholder's name and account number must be specified in the wire.

Initial Purchases: Before making an initial investment by wire, an investor must first telephone 1-888-TIP-7654 to be assigned an account number. The investor's name, account number, taxpayer identification number or Social


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Security number, and address must be specified in the wire. In addition, an
Account Application should be promptly forwarded to: TIP Institutional Funds, P.O. Box 419805, Kansas City, Missouri 64141-6805.

Subsequent Purchases: Additional investments may be made at any time through the wire procedures described above, which must include a shareholder's name and account number. The investor's bank may impose a fee for investments by wire. Subsequent purchases may also be made by wire through the Automated Clearing House ("ACH").

General Information Regarding Purchases

A purchase request will be effective as of the day received by the Transfer Agent if the Transfer Agent (or its authorized agent) receives the purchase request in good order and payment before 4:00 p.m., Eastern time. A purchase request is in good order if it is complete and accompanied by the appropriate documentation, including an Account Application and additional documentation required. Purchase requests in good order received after 4:00 p.m., Eastern time, will be effective the next Business Day. Payment may be made by check or readily available funds. The purchase price of shares of any Fund is that Fund's net asset value per share next determined after a purchase order is effective. Purchases will be made in full and fractional shares of each Fund calculated to three decimal places. The Trust will not issue certificates representing shares of each Fund.

If a check received for the purchase of shares does not clear, the purchase will be canceled, and the investor could be liable for any losses or fees incurred. The Trust reserves the right to reject a purchase order when the Trust determines that it is not in the best interest of the Trust or its shareholders to accept such order.

Shares of each Fund may be purchased in exchange for securities to be included in that Fund, subject to the Adviser's or Administrator's determination that these securities are acceptable. Securities accepted in such an exchange will be valued at their market value. All accrued interest and subscription or other rights that are reflected in the market price of accepted securities at the time of valuation become the property of that Fund and must be delivered by the shareholder to that Fund upon receipt from the issuer.

The Adviser or Administrator will not accept securities in exchange for Fund shares unless (1) such securities are appropriate for a Fund at the time of the exchange; (2) the shareholder represents and agrees that all securities offered to the Fund are not subject to any restrictions upon their sale by the Fund under the Securities Act of 1933, as amended, or otherwise; and (3) prices are available from an independent pricing service approved by the Trust's Board of Trustees.

Exchanges

Shareholders of the Funds may exchange their shares for shares of the same class of the other TIP Institutional Funds that are then offering their shares to the public. Exchanges are made at net asset value. An exchange is considered a sale of shares and may result in capital gain or loss for federal income tax purposes. The shareholder must have received a current prospectus for the new Fund before any exchange will be effected. If the Transfer Agent (or its authorized agent) receives exchange instructions in writing or by telephone (an "Exchange Request") in good order by 4:00 p.m., Eastern time, on any Business Day, the exchange will be effected that day. The liability of the Funds or the Transfer Agent for fraudulent or unauthorized telephone instructions may be limited as described below. The Trust reserves the right to modify or terminate this exchange offer on 60 days' notice.

Redemptions

Redemption requests in good order received by the Transfer Agent (or its authorized agent) prior to 4:00 p.m., Eastern time, on any Business Day will be effective that day. To redeem shares of the Funds, shareholders must place their redemption orders with the Transfer Agent (or its authorized agent) prior to 4:00 p.m., Eastern time, on any Business Day. The redemption price of shares of each Fund is the net asset value per share of the Fund next determined after the redemption order is effective. Payment of redemption proceeds will be made as promptly as

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possible and, in any event, within seven days after the redemption order is received, provided, however, that redemption proceeds for shares purchased by check (including certified or cashier's checks) will be forwarded only upon collection of payment for such shares; collection of payment may take up to 15 days. Shareholders may not close their accounts by telephone. Redemption requests from IRA accounts must be made in writing.

Shareholders may receive redemption payments in the form of a check or by Federal Reserve or ACH wire transfer. There is no charge for having a check for redemption proceeds mailed. The Custodian will deduct a wire charge, currently $10.00, from the amount of a Federal Reserve wire redemption payment made at the request of a shareholder. Shareholders cannot redeem shares of the Funds by Federal Reserve wire on Federal holidays on which wire transfers are restricted. The Funds do not charge for ACH wire transactions; however, such transactions will not be posted to a shareholder's bank account until the second Business Day following the release of redemption proceeds.

Neither the Trust nor the Transfer Agent will be responsible for the authenticity of instructions received by telephone if they reasonably believe those instructions to be genuine. The Trust and the Transfer Agent will each employ reasonable procedures to confirm that telephone instructions are genuine. Such procedures may include the taping of telephone conversations.

The right of redemption may be suspended or the date of payment of redemption proceeds postponed during certain periods as set forth more fully in the Statement of Additional Information.

Valuation of Shares

The net asset value per share of each Fund is determined by dividing the total market value of the Fund's investments and other assets, less any liabilities, by the total number of outstanding shares of the Fund. Net asset value per share is determined daily as of the close of business of the New York Stock Exchange (currently, 4:00 p.m., Eastern time) on any Business Day.

Portfolio securities are valued using current market valuations: either the last reported sale price or, in the case of securities for which there is no last reported sale, the case of securities for which there is no last reported sale, the mean between the closing bid and asked price. Securities for which market quotations are not readily available or which are illiquid are valued at their fair values as determined in good faith under the supervision of the Trust's Board of Trustees by the Trust's officers and by the Adviser, in accordance with methods which are specifically authorized by the Board of Trustees. Short term obligations with maturities of 60 days or less are valued at their amortized cost.

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In addition, the Board of Trustees voted to remove certain mortgage-related securities ratings tests previously required by certain bank regulatory agencies. The standards previously followed by the Funds have been eliminated and replaced with a prudence standard that the Funds will follow going forward. In connection with this change, effective January 1, 1998, the "Eligible Securities" section on page 4 of the Prospectus is deleted.

               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE


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